                SECURITIES AND EXCHANGE COMMISSION

                      Washington, D. C. 20549

                           _____________

                             FORM 8-K

                          CURRENT REPORT

              Pursuant to Section 13 or 15(d) of the

                  Securities Exchange Act of 1934


Date of earliest event
  reported:  July 18, 2001


                      American Airlines, Inc.
      (Exact name of registrant as specified in its charter)


        Delaware                  1-2691                 13-1502798
(State of Incorporation) ( Commission File Number)     (IRS Employer
                                                     Identification No.)


 4333 Amon Carter Blvd.      Fort Worth, Texas            76155
  (Address of principal executive offices)              (Zip Code)


                       (817) 963-1234
                (Registrant's telephone number)

Item 5.   Other Events

American Airlines, Inc. (American, a wholly owned subsidiary of AMR Corporation) collective bargaining agreement with the Association of Professional Flight Attendants (APFA) became amendable on November 1, 1998. In May 1999, American and the APFA reached a tentative agreement on a new labor contract. The tentative agreement was approved by the APFA Board of Directors and sent out for membership ratification, but subsequently was rejected by the APFA membership. Negotiations continued between American and the APFA with the assistance of a federal mediator. On May 23, 2001, the National Mediation Board (NMB) declared an impasse and proffered binding arbitration to the APFA and American. American agreed to arbitration but because the APFA did not also agree, the proffer was rejected and on May 31, 2001, a 30-day "cooling off" period commenced. Beginning July 1, 2001, either party could resort to self-help remedies, including a strike against American by the members of the APFA. On June 25, 2001, the White House announced that it would appoint a Presidential Emergency Board
(PEB) to intervene in American's negotiations with the APFA if a negotiated settlement had not been reached by July 1, 2001. However, on June 30, 2001, prior to the appointment of a PEB,
American and the APFA reached a tentative agreement on a new contract. The APFA Board approved the tentative agreement on July 11, 2001, and the agreement has been submitted to the APFA membership for ratification. It is anticipated that the membership's decision will be known in September 2001. If the tentative agreement is rejected by the APFA, then unless the President then appoints a PEB, either party will be permitted to resort to self-help remedies, which include, but are not limited to, a strike by the members of the APFA. However, the Company and the APFA have agreed to a timetable under which neither party will resort to self-help remedies for a period of 30 days following the failure of the APFA membership to ratify the tentative agreement. Any work stoppage by the APFA members would have a material adverse impact on American and AMR Corporation.

In another matter, on June 26, 2001, the U.S. Department of Justice appealed the granting of American's motion for summary judgment in the U.S. government's 1999 civil lawsuit alleging predatory pricing by American. The government has requested that the 10th Circuit Court of Appeals set the following briefing schedule: the government's brief to be filed on September 28, 2001; American's response to be filed November 20, 2001; and the government's reply to be filed on December 11, 2001. American did not oppose the government's request. No date has been set for oral argument.

Also, American is filing herewith a press release issued on July 18, 2001 by its parent company, AMR Corporation, as Exhibit 99.1 which is included herein. This press release was issued to report AMR's second quarter 2001 earnings.


Item 7.  Financial Statements and Exhibits

The following exhibits are included herein:

99.1 Press Release

                             SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        American Airlines, Inc.



                                        /s/ Charles D. MarLett
                                        Charles D. MarLett
                                        Corporate Secretary





Dated:  July 19, 2001

                           EXHIBIT INDEX


Exhibit        Description

99.1      Press Release

                                                  Exhibit 99.1



                              Contact:  Corporate Communications
                                        Fort Worth, Texas
                                        817-967-1577

FOR RELEASE:  Wednesday, July 18, 2001

  Editor's Note:  A live webcast reporting second quarter results will be broadcast on the Internet today at 2 p.m. EDT. Visit www.amrcorp.com then click on "Investor Relations." Real Player or
                Windows Media required for viewing.

  AMR POSTS $105 MILLION SECOND QUARTER LOSS BEFORE SPECIAL ITEMS
                  AS ECONOMIC DOWNTURN CONTINUES

     FORT WORTH, Texas - AMR Corp., the parent company of both American Airlines, Inc., and TWA Airlines LLC, today reported a second quarter net loss of $105 million, or $0.68 loss per share, before special items. This compares with net earnings of $285 million, or $1.75 per share diluted, before a special item, recorded in the second quarter of 2000. The company attributed the poor results to the continuing weakness in the U.S. economy and high fuel prices.
      "During the second quarter, we experienced a significant reduction in demand for business travel that severely eroded our revenue," said Don Carty, AMR's chairman and chief executive officer. "And despite our fuel hedging program, fuel prices remained high, which put further pressure on earnings."
     Carty also said that if current conditions persist, the company anticipates a loss for the third quarter and full year 2001.
     Carty noted that AMR has taken steps to trim capacity in response to the decline in business travel. Last month, AMR announced that it will retire 22 aircraft, including TWA's entire fleet of 19 DC-9s. These aircraft, originally scheduled to leave the fleet over the next three years, will now be retired by the first quarter of 2002.
      "Keeping capacity in line with demand is one of the most important actions we can take in response to these adverse economic conditions," Carty said. "We have also instituted rigorous cost controls, including a management hiring freeze, and have deferred a number of capital spending projects. All of these measures are being taken to maintain our financial strength so that we will be well positioned once the economy does recover."

                             - more -

AMR Second Quarter Results
July 18, 2001
Page 2

     Carty noted that AMR achieved several strategic successes in recent weeks, including reaching tentative agreements with its mechanics and flight attendants, and ratification of an agreement with its pilots regarding the process for integrating TWA assets into American. Carty said these agreements underscore the company's desire to work cooperatively with all of its employee groups to create the world's greatest airline.
     Carty also noted that the TWA integration project has achieved numerous milestones and continues to move forward briskly.
     During the second quarter, the company recorded two special items. First, the company recorded a $29 million after tax gain from the settlement of a legal matter. Second, the company recorded a $430 million after tax charge for the writedown of certain aircraft values in accordance with SFAS 121, "Accounting for the Impairment of Long-Lived Assets."
     Including these items, AMR recorded a loss of $507 million, or $3.29 per share, for the second quarter.

 Second Quarter
 Results                         2001                2000
 (in millions, except
 per share amounts)
                           Amount   Earnings    Amount  Diluted
                          (net of     per      (net of  earnings
                            tax)     share       tax)   per share
 Net income (loss)
 before special items      ($105)    ($0.68)      $285      $1.75

 Legal settlement             29       0.19        --         --

 Aircraft charge            (430)     (2.79)       --         --

 Sale of priceline.com stock  --         --        36       0.21

 Net income (loss)         ($507)    ($3.29)     $321      $1.96

                            -- more --

AMR Second Quarter Results
July 18, 2001
Page 3

                                ---
Editor's Note: AMR's Chief Financial Officer, Tom Horton, will make a presentation to analysts during a teleconference on Wednesday, July 18, from 2 p.m. to 2:45 p.m. EDT. Following the analyst call, he will hold a question and answer conference call for media from 3 p.m. to 3:45 p.m. Reporters interested in listening to Mr. Horton's presentation or participating in the media Q & A conference call should call 817-967-1577 for details.
                                ---
Statements in this news release contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Act of 1934, as amended, which represent the Company's expectations or beliefs concerning future events. When used in this release, the words "expects," "anticipates," and similar expressions are intended to identify forward-looking statements. All forward-looking statements in this release are based upon information available to the Company on the
date of this release.   The company undertakes no obligation to
publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Forward-looking statements are subject to a number of factors that could cause actual results to differ materially from our expectations. Additional information concerning these and other factors is contained in the Company's Securities and Exchange Commission filings, including but not limited to the Form 10-K for the year ended Dec. 31, 2000.


     Detailed financial information follows.

                         AMR CORPORATION
              CONSOLIDATED STATEMENTS OF OPERATIONS
             (in millions, except per share amounts)
                           (Unaudited)

                             Three Months Ended June 30,  Percent
                                  2001 (1)      2000      Change
Revenues
Passenger - American Airlines     $3,974        $4,191      (5.2)
          - TWA LLC                  671             -         -
          - AMR Eagle                409           368      11.1
Cargo                                190           180       5.6
Other revenues                       339           272      24.6
   Total operating revenues        5,583         5,011      11.4

Expenses
  Wages, salaries and benefits     2,126         1,674      27.0
  Aircraft fuel                      842           567      48.5
  Depreciation and amortization      352           294      19.7
  Maintenance, materials
   and repairs                       298           272       9.6
  Other rentals and landing fees     320           256      25.0
  Commissions to agents              260           273      (4.8)
  Food service                       218           198      10.1
  Aircraft rentals                   226           151      49.7
  Asset impairment charge            685             -         -
  Other operating expenses         1,016           809      25.6
      Total operating expenses     6,343         4,494      41.1

Operating Income (Loss)            (760)           517         *

Other Income (Expense)
  Interest income                     24           34      (29.4)
  Interest expense                 (132)         (115)      14.8
  Interest capitalized                38           36        5.6
  Miscellaneous - net                 37           50      (26.0)
                                     (33)           5          *

Income (Loss) Before Income Taxes   (793)         522          *
Income tax provision (benefit)      (286)         201          *
Net Earnings (Loss)                $(507)    $    321          *

Earnings (Loss) Per Share
  Basic                          $ (3.29)     $   2.15
  Diluted                        $ (3.29)     $   1.96

Number of Shares Used in
Computation
  Basic                              154          150
  Diluted                            154          164

(1) Includes the results of TWA LLC for the period April 10, 2001 through June 30, 2001.

*     Greater than 100%

Note: Certain amounts have been reclassified to conform with 2001 presentation.

                         AMR CORPORATION
              CONSOLIDATED STATEMENTS OF OPERATIONS
             (in millions, except per share amounts)
                           (Unaudited)

                 EXCLUDES THE RESULTS OF TWA LLC

                             Three Months Ended June 30,  Percent
                                   2001        2000       Change
Revenues
Passenger - American Airlines     $3,974        $4,191       (5.2)
          - AMR Eagle                409           368       11.1
Cargo                                174           180       (3.3)
Other revenues                       281           272        3.3
Total operating revenues           4,838         5,011       (3.5)

Expenses
  Wages, salaries and benefits     1,840         1,674        9.9
  Aircraft fuel                      721           567       27.2
  Depreciation and amortization      327           294       11.2
  Maintenance, materials
   and repairs                       282           272        3.7
  Other rentals and landing fees     274           256        7.0
  Commissions to agents              229           273      (16.1)
  Food service                       200           198        1.0
  Aircraft rentals                   144           151       (4.6)
  Asset impairment charge            685           -            -
  Other operating expenses           884           809        9.3
      Total operating expenses     5,586         4,494       24.3

Operating Income (Loss)            (748)           517         *

Other Income (Expense)
  Interest income                     23            34      (32.4)
  Interest expense                  (123)         (115)       7.0
  Interest capitalized                38            36        5.6
  Miscellaneous - net                 37            50      (26.0)
                                    (25)             5         *

Income (Loss) Before Income Taxes  (773)           522         *
Income tax provision (benefit)     (279)           201         *
Net Earnings (Loss)               $(494)      $    321         *

Earnings (Loss) Per Share
  Basic                         $ (3.20)      $   2.15
  Diluted                       $ (3.20)      $   1.96

Number of Shares Used in
Computation
  Basic                             154           150
  Diluted                           154           164

*  Greater than 100%

Note: Certain amounts have been reclassified to conform with 2001 presentation.

                         AMR CORPORATION
                      OPERATING STATISTICS
                           (Unaudited)

                                          Three Months Ended
                                               June 30,         Percent
                                           2001        2000     Change
American Airlines
    Revenue passenger miles (millions)     29,506     30,449      (3.1)
    Available seat miles (millions)        41,016     40,095       2.3
    Cargo ton miles (millions)                574        571       0.5
    Passenger load factor                   71.9%      75.9%      (4.0) pts.
    Breakeven load factor (*)               74.2%      65.6%       8.6  pts.
    Passenger revenue yield per
     passenger mile (cents)                13.47      13.76       (2.1)
    Passenger  revenue  per  available
     seat mile (cents)                      9.69      10.45       (7.3)
    Cargo revenue yield per ton
     mile (cents)                          30.01      31.04       (3.3)
    Operating expenses per available
     seat mile (cents) (*)                 10.98      10.32        6.4
    Fuel consumption (gallons,
     in millions)                            784        759        3.3
    Fuel price per gallon (cents)           86.8       71.0       22.3
    Fuel  price per gallon, excluding
     fuel taxes (cents)                     81.3       65.9       23.4
    Operating aircraft at period-end         725        712       1.8


TWA LLC (**)
    Revenue passenger miles (millions)      5,682
    Available seat miles (millions)         8,028
    Passenger load factor                    70.8%
    Passenger revenue yield per
     passenger mile (cents)                 11.81
    Passenger revenue per available
     seat mile (cents)                       8.36
    Operating expenses per available
     seat mile (cents)                       9.43
    Operating aircraft at period-end          180


AMR Eagle
    Revenue passenger miles (millions)      1,030        961       7.2
    Available seat miles (millions)         1,680      1,546       8.7
    Passenger load factor                    61.3%      62.2%     (0.9) pts.
    Operating aircraft at period-end          271        272      (0.4)



AMR Corporation
Average Equivalent Number of Employees
        American Airlines                  96,000     93,100
        TWA LLC                            19,200          -
        Other                              13,100     12,800
           Total                          128,300    105,900



(*)   Excludes the second quarter 2001 asset impairment charge.

(**)  For the period April 10, 2001 through June 30, 2001.

                         AMR CORPORATION
              CONSOLIDATED STATEMENTS OF OPERATIONS
             (in millions, except per share amounts)
                           (Unaudited)

                              Six Months Ended June 30,   Percent
                                  2001 (1)      2000      Change
Revenues
Passenger - American Airlines     $7,909        $7,965      (0.7)
          - TWA LLC                  671             -         -
          - AMR Eagle                763           706       8.1
Cargo                                366           347       5.5
Other revenues                       634           570      11.2
   Total operating revenues       10,343         9,588       7.9

Expenses
  Wages, salaries and benefits     3,872         3,291      17.7
  Aircraft fuel                    1,549         1,120      38.3
  Depreciation and amortization      665           582      14.3
  Maintenance, materials
   and repairs                       578           543       6.4
  Other rentals and landing fees     577           493      17.0
  Commissions to agents              484           530     (8.7)
  Food service                       402           383       5.0
  Aircraft rentals                   374           304      23.0
  Asset impairment charge            685           -           -
  Other operating expenses         1,921         1,613      19.1
      Total operating expenses    11,107         8,859      25.4

Operating Income (Loss)             (764)          729         *

Other Income (Expense)
  Interest income                     64            66     (3.0)
  Interest expense                  (251)         (234)     7.3
  Interest capitalized                79            74      6.8
  Miscellaneous - net                 22            44    (50.0)
                                     (86)          (50)    72.0
Income (Loss) From Continuing
 Operations Before Income Taxes     (850)          679        *
Income tax provision (benefit)      (300)          269        *
Income (Loss) From Continuing
 Operations                         (550)          410        *
Income From Discontinued
Operations (net of applicable
income taxes and minority interest)    -            43        -
Net Earnings (Loss)                $(550)     $    453        *







Continued on next page.

                         AMR CORPORATION
        CONSOLIDATED STATEMENTS OF OPERATIONS (CONTINUED)
             (in millions, except per share amounts)
                           (Unaudited)

                                Six Months Ended June 30,
                                  2001 (1)       2000
Earnings (Loss) Per Share
  Basic
    Income (Loss) from Continuing
     Operations                   $ (3.58)     $   2.75
    Discontinued Operations             -          0.29
    Net Earnings (Loss)           $ (3.58)     $   3.04

  Diluted
    Income (Loss) from Continuing
     Operations                   $ (3.58)     $   2.58
    Discontinued Operations             -          0.27
    Net Earnings (Loss)           $ (3.58)     $   2.85

Number of Shares Used in
Computation
  Basic                               154           149
  Diluted                             154           159
























(1) Includes the results of TWA LLC for the period April 10, 2001 through June 30, 2001.

*  Greater than 100%

Note: Certain amounts have been reclassified to conform with 2001 presentation.

                         AMR CORPORATION
                      OPERATING STATISTICS
                           (Unaudited)

                                       Six Months Ended June 30,  Percent
                                             2001        2000     Change
American Airlines (*)
    Revenue passenger miles (millions)        55,958     57,471    (2.6)
    Available seat miles (millions)           79,993     80,115    (0.2)
    Cargo ton miles (millions)                 1,123      1,117     0.5
    Passenger load factor                       70.0%      71.7%   (1.7) pts.
    Breakeven load factor (**)                  71.2%      64.6%    6.6  pts.
    Passenger revenue yield per passenger
     mile (cents)                              14.13      13.86     1.9
    Passenger revenue per available seat
     mile( cents)                               9.89       9.94    (0.5)
    Cargo revenue yield per ton mile (cents)   30.83      30.69     0.5
    Operating expenses per available seat
     mile (cents) (**)                         11.12      10.18     9.2
    Fuel consumption (gallons, in millions)    1,527      1,489     2.6
    Fuel price per gallon (cents)               88.5       71.6    23.6
    Fuel price per gallon, excluding fuel
     taxes (cents)                              83.0       66.3    25.2
    Operating aircraft at period-end             725        712     1.8


AMR Eagle
    Revenue passenger miles (millions)         1,890      1,822      3.7
    Available seat miles (millions)            3,268      3,060      6.8
    Passenger load factor                       57.8%      59.6%    (1.8) pts.
    Operating aircraft at period-end             271        272     (0.4)



















(*)    Does not include the operating results of TWA LLC.

(**)   Excludes the second quarter 2001 asset impairment charge.


                               ###